SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
                                (AMENDMENT NO. 1)


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 1, 2001


                                CKF BANCORP, INC.
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               (Exact Name of Registrant as Specified in Charter)



        Delaware                          0-25180                61-1267810
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(State or Other Jurisdiction             (Commission          (I.R.S. Employer
of Incorporation)                        File Number)        Identification No.)



          340 West Main Street, Danville, Kentucky          40422
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          (Address of Principal Executive Offices)       (Zip Code)


       Registrant's telephone number, including area code: (859) 236-4181
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                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION AND DESCRIPTION OF ASSETS
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        (a)  Effective  June  1,  2001,  CKF  Bancorp,   Inc.  (the   "Company")
consummated  its  acquisition  of  First  Lancaster  Bancshares,   Inc.  ("First
Lancaster"), the holding company of First Lancaster Federal Savings Bank (the "Bank"), a federally chartered stock savings bank located in Lancaster, Kentucky, with a loan production office in Nicholasville, Kentucky. Under the Agreement and Plan of Merger dated as of December 14, 2000, the Company acquired First Lancaster for a cash purchase price of $13.6 million, which represented $16.27 per share of First Lancaster common stock. An additional payment of $130,371 was made for the cancellation of all outstanding First Lancaster stock options.

        As part of the acquisition transaction, the Bank was merged into Central Kentucky Federal Savings Bank and the Bank's main office and loan production office became offices of Central Kentucky Federal Savings Bank. At March 31, 2001, First Lancaster had total assets of $56 million, deposits of $30 million, Federal Home Loan Bank advances of $13 million and stockholders' equity of $12 million. This acquisition was accounted for under the purchase method of accounting. The source of funds for the acquisition was cash on hand plus $12 million funds borrowed from the Federal Home Loan Bank of Cincinnati.

        (b) The equipment and other physical property acquired by the Company in the acquisition were used by First Lancaster for its banking business and will continue to be used by the Company for its banking business.

        Information regarding this acquisition is set forth in the Company's press release dated June 1, 2001, previously filed as Exhibit 99 to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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        Item 7(a). Financial Statements of Business Acquired.

        The audited consolidated financial statements of First Lancaster as of June 30, 2000 and 1999 and for each of the years in the two-year period ended June 30, 2000 and the unaudited statements of First Lancaster as of March 31, 2001 for the three and nine months ended March 31, 2001 and 2000 are included herein as Exhibit 99.1.

        Item 7(b). Pro Forma Financial Information.

        Filed as Exhibit 99.2 of this Current Report Form 8-K/A are the required unaudited pro forma condensed combined statements of financial condition as of March 31, 2001 and the unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2001 and for the year ended December 31, 2000. The pro forma data is presented for comparative purposes only and is not necessarily indicative of the future financial position or results of operations of the combined company.

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


        The unaudited pro forma condensed combined financial statements give effect to the acquisition by the Company of First Lancaster in a transaction accounted for under the purchase method of accounting. The unaudited pro forma condensed combined statements of financial condition are based on the individual statements of condition of the Company and First Lancaster as of March 31, 2001. The unaudited pro forma condensed combined statements of operations are based on the individual statements of operations of the Company and First Lancaster, and combine the results of operations of the Company and First Lancaster for the year ended December 31, 2000 and the three months ended March 31, 2001 as if the acquisition occurred on January 1, 2000 and January 1, 2001, respectively.

        The unaudited pro forma condensed combined financial information set forth herein was prepared for purposes of complying with Regulation S-X of the Securities and Exchange Commission in connection with the filing of the Current Report on Form 8-K of the Company relating to the acquisition of First Lancaster, since such acquisition is significant to the financial statements of the Company.

        The unaudited pro forma condensed combined financial information should be read in conjunction with the audited financial statements of the Company, incorporated by reference to Item 13 of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000, and the audited financial statements of First Lancaster referenced in 7(a) above.

         Item 7(c).        Exhibits:

         Exhibit 2         Agreement and Plan of Merger dated December 14,
                           2000 by and among CKF Bancorp, Inc., Central Kentucky Federal Savings Bank, First Lancaster Bancshares, Inc. and First Lancaster Federal Savings Bank (incorporated by reference to Exhibit 2 to the Company's Current Report on Form 8-K filed December 21, 2001)

         Exhibit 23        Consent of PricewaterhouseCoopers LLP

         Exhibit 99        Press Release dated June 1, 2001 (previously filed)

         Exhibit 99.1 Audited consolidated financial statements of First Lancaster Bancshares, Inc. and Subsidiary as of June 30, 2000 and 1999 and for the years ended June 30, 2000 and 1999 and the unaudited consolidated financial statements of First Lancaster Bancshares, Inc. and Subsidiary as of March 31, 2001for the three and nine months ended March 31, 2001 and 2000

         Exhibit 99.2      Unaudited Pro Forma Condensed Combined
                           Statements of Financial Condition as of March 31, 2001 and Unaudited Condensed Combined Statements of Operations for the three months ended March 31, 2001 and the year ended December 31, 2000


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


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            CKF BANCORP, INC.
                                            -----------------
                                              (Registrant)


Date: August 9, 2001                    By:/s/ John H. Stigall
                                           ---------------------------------
                                           John H. Stigall
                                           President and Chief Executive Officer